UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2019
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Walnut Street
Suite 1700
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 1.01    Entry into a Material Definitive Agreement
On October 10, 2019, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), completed its offering and sale (the “Notes Offering”) of $100.0 million in aggregate principal amount of its 4.100% Guaranteed Notes due 2024 (the “2024 Notes”) and $100.0 million in aggregate principal amount of its 4.550% Guaranteed Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Notes”). The Notes Offering was made pursuant to the Operating Partnership’s shelf registration statement on Form S-3 (File No. 333-216822) filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2017. The material terms of the Notes are described in the base prospectus dated March 20, 2017, as supplemented by a final prospectus supplement dated October 3, 2019.
The Notes were issued under the Indenture, dated as of October 22, 2004 (the “Original Indenture,” and, as modified or supplemented from time to time, the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”), and the Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”), among Brandywine Realty Trust (the “Company”), the Operating Partnership and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.
The 2024 Notes form part of the same series as the Operating Partnership’s outstanding 4.100% Guaranteed Notes due 2024, and, following the issuance and sale of the 2024 Notes on October 10, 2019, $350.0 million aggregate principal amount of 2024 Notes are outstanding. The 2024 Notes have the same CUSIP number and trade interchangeably with the initial 2024 Notes.
The 2029 Notes form part of the same series as the Operating Partnership’s outstanding 4.550% Guaranteed Notes due 2029, and, following the issuance and sale of the 2029 Notes on October 10, 2019, $350.0 million aggregate principal amount of 2029 Notes are outstanding. The 2029 Notes have the same CUSIP number and trade interchangeably with the initial 2029 Notes.
The 2024 Notes bear interest at a rate of 4.100% per year, and the 2029 Notes bear interest at a rate of 4.550% per year. Interest is payable on the 2024 Notes and the 2029 Notes semi-annually on April 1 and October 1 of each year, beginning on April 1, 2020.
The Notes will be unsecured obligations of the Operating Partnership and will rank equally with all of its other unsecured unsubordinated indebtedness from time to time outstanding. The Notes will be effectively subordinated to the indebtedness and other liabilities of the consolidated subsidiaries of the Operating Partnership. The Company, which is the sole general partner of the Operating Partnership, has fully and unconditionally guaranteed payment of principal and interest on the Notes.
The Operating Partnership may redeem the 2024 Notes at any time in whole or in part, at the Company’s option, and from time to time if redeemed before the date that is 90 days prior to the maturity date, at a redemption price equal to the greater of: (i) 100% of the principal amount of the 2024 Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 25 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to the redemption date.
The Operating Partnership may redeem the 2029 Notes at any time in whole or in part, at the Company’s option, and from time to time if redeemed before the date that is 90 days prior to the maturity date, at a redemption price equal to the greater of: (i) 100% of the principal amount of the 2029 Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes (not including any portion of such payments of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable treasury rate plus 35 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to the redemption date.

If any Notes are redeemed on or after the date that is 90 days prior to the maturity date of the Notes, such notes will be redeemed at a redemption price equal to 100% of the principal amount of the notes then outstanding being redeemed, plus accrued and unpaid interest on the principal amount being redeemed to the redemption date.
If certain events of default specified in the Indenture occur and are continuing with respect to a series of the Notes, the Trustee or the holders of not less than 25% in outstanding principal amount of a series of the Notes may declare the principal of and premium, if any, and accrued and unpaid interest on the Notes to be due and payable immediately by written notice thereof to the Operating Partnership and the Company (and to the Trustee if given by the holders).
The net proceeds from the Notes Offering amounted to approximately $214.7 million after deducting the underwriting discount and estimated transaction expenses relating to the Notes Offering and payable by the Operating Partnership and excluding accrued interest paid by the purchasers of the Notes. The Operating Partnership will use the net proceeds from the Notes Offering to reduce outstanding borrowings under its $600 million unsecured revolving credit facility and for other general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness.
Affiliates of certain of the Underwriters, and the trustee under the indenture for the notes, are lenders and/or agents under the unsecured revolving credit facility. To the extent that the net proceeds from the offering are used to repay amounts that have been borrowed, may borrow or re-borrow in the future under the unsecured revolving credit facility and term loan facility, those lenders will receive a pro rata portion of any of the proceeds from this offering that are used to repay any such amounts.
The foregoing is a summary of the material terms and conditions of the Indenture and is not a complete discussion. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Original Indenture, the First Supplemental Indenture, the Third Supplemental Indenture, the 2024 Notes and the 2029 Notes. The Original Indenture previously was filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture previously was filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture previously was filed with the Commission on April 5, 2011, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. A form of 2024 Note and 2029 Note are included in Exhibit 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes Offering and the issuance of the 2024 Notes and the 2029 Notes is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

Exhibit	Description
4.1	Form of 4.100% Guaranteed Notes due 2024.

4.2	Form of 4.550% Guaranteed Notes due 2029.

4.3
Indenture dated October 22, 2004 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust, certain subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to the Company’s Form 8-K dated October 22, 2004 and incorporated herein by reference)

4.4
First Supplemental Indenture dated as of May 25, 2005 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust, certain subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to the Company’s Form 8-K dated May 26, 2005 and incorporated herein by reference)

4.5
Third Supplemental Indenture dated as of April 5, 2011 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to the Company’s Form 8-K dated April 5, 2011 and incorporated herein by reference)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer
Date: October 10, 2019